                                                                    Exhibit 23.1








                   INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of GRC International, Inc. on Form S-8 of our report dated August 13, 1997, appearing in the Annual Report on Form 10-K of GRC International, Inc. for the year ended June 30, 1997.


DELOITTE & TOUCHE LLP


McLean, Virginia
October 20, 1997


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